EXECUTION COPY



                                 AMENDMENT TO
                 MULTICURRENCY RECEIVABLES TRANSFER AGREEMENT
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     THIS AMENDMENT (this "Amendment"), dated as of December 12, 1996, is
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made to the Multicurrency Receivables Transfer Agreement, dated as of January
29, 1996 (as heretofore or hereafter amended, modified or supplemented from time to time and in effect, the "Transfer Agreement"), between Storage
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Technology Corporation (the "Transferor") and Bank of America National Trust
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and Savings Association (the "Transferee"). Capitalized terms used but not
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otherwise defined herein shall have the meanings assigned to such terms by the Transfer Agreement.

     WHEREAS, the Transferor and the Transferee desire to amend and supplement the Transfer Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                  ARTICLE I
                       AMENDMENTS TO TRANSFER AGREEMENT


     SECTION 1.1  Amendment to Section 8.01.  Section 8.01 of the Transfer
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Agreement is hereby amended to delete the word "or" at the end of subsection
(m) thereof; to change the period at the end of subsection (n) thereof to read ", or", and to insert the following new subsection (o) at the end of said Section 8.01:

     "(o) Any "Termination Event", as defined in the Contingent Multicurrency Note Purchase Commitment Agreement dated as of December 12, 1996 between Transferor and Transferee (as such Agreement may be amended, supplemented or otherwise modified from time to time), shall occur and be continuing provided, that if the only such "Termination Event" is a
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     Change in Control Termination Event, Transferee's remedies will be limited as set forth in Section 8.02(e)."
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     SECTION 1.2  Amendment to Exhibit 5.01(d).  Exhibit 5.01(d) of the
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Transfer Agreement is replaced in its entirety with Exhibit 5.01(d) hereto.


                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES


     SECTION 2.1  Representations and Warranties.  Transferor hereby
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 represents and warrants to Transferee that:

          (a)  Representations and Warranties.  The representations and
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     warranties contained in the Transfer Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date;
      and

          (b)  No Termination Event.  Both before and after giving effect to
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     this Amendment, no event shall have occurred and be continuing that constitutes a Termination Event or an Unmatured Termination Event.


                                 ARTICLE III
                                MISCELLANEOUS


     SECTION 3.1  Agreement Document Pursuant to Transfer Agreement.  This
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Amendment is an Agreement Document executed pursuant to the Transfer
Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Transfer Agreement.

     SECTION 3.2   Successors and Assigns.  This Amendment shall be binding
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upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 3.3  Execution in Counterparts.  This Amendment may be executed
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by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall be taken together as one agreement.

     SECTION 3.4  Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE
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UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE
STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 3.5  Reaffirmation of Transfer Agreement.  As amended and
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supplemented by this Amendment, the Transfer Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed in all respects. From and after the date hereof, all references to the Transfer Agreement in any agreement, instrument or document shall be references to the Transfer Agreement as amended and supplemented hereby.

     SECTION 3.6  Headings.  The various captions in this Amendment are
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provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment.

     SECTION 3.7  Complete Agreement.  The Transfer Agreement (including this
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Amendment and the Exhibits and Schedules to the Transfer Agreement and this
Amendment) and the other Agreement Documents contains the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and supersedes all prior arrangements or understandings with respect thereto.

     SECTION 3.8  Severability.  Whenever possible, each provision of this
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Amendment will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment, except to the extent that such prohibition or invalidity would constitute a material change in the terms of this Amendment taken as a whole.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              STORAGE TECHNOLOGY CORPORATION


                              By:   /s/ Mark McGregor
                                  ---------------------------------------
                                Title:   Vice President and Treasurer
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                              2270 South 88th Street
                              Louisville, Colorado  80028-4308
                              Attention: Treasurer
                              Facsimile No.:  (303) 673-2837


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:   /s/ Kevin McMahon
                                  ---------------------------------------
                                Title:   Vice President
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                              555 California Street, 41st Floor
                              San Francisco, California 94104
                              Attention: Kevin McMahon
                              Facsimile No: (415) 622-2514